October 1, 2019

Summary

Prospectus

USAA GOVERNMENT SECURITIES FUND

Fund Shares (USGNX) ⬛ Institutional Shares (UIGSX) ⬛ Adviser Shares (UAGNX)

⬛R6 Shares (URGSX)

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.

Before you invest, you may want to review the Fund's statutory prospectus, which contains more information about the Fund and its risks.

You can find the Fund's statutory prospectus and other information about the Fund (including the Fund's Statement of Information ("SAI")) online at usaa.com/prospectus.

You also can get this information at no cost by calling (800) 235-8396 or by sending an e-mail request to prospectus@usaa.com. The Fund's statutory prospectus and SAI dated October 1, 2019, are incorporated herein by reference.

You also may obtain this information at no cost from your financial intermediary.

Victory Capital means Victory Capital Management Inc., the investment manager of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Advisers, Inc., a broker dealer registered with FINRA and an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

INVESTMENT OBJECTIVE

The USAA Government Securities Fund (the "Fund") provides investors a high level of current income consistent with preservation of principal.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses for the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares are based on expenses incurred during the Fund's most recently completed fiscal year.

Shareholder Fees

(fees paid directly from your investment)

Fund	Inst.	Adviser	R6
Shares	Shares	Shares	Shares

None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Fund	Inst.	Adviser	R6
	Shares	Shares	Shares	Shares

Management Fee	0.13%(a)	0.13%(a)	0.13%(a)	0.13%(a)
Distribution and/or
Service (12b-1) Fees	None	None	0.25%	None

Other Expenses	0.33%	0.24%	0.52%	0.38%

Total Annual Fund	0.46%(b)	0.37%(b)	0.90%(b)	0.51%
Operating Expenses

Fee Waiver/
Reimbursement	None	None	(0.15%)	(0.16%)

Total Annual Fund
Operating Expenses
after	0.46%(c)	0.37%(c)	0.75%(c)	0.35%(c)
Reimbursement

(a)Victory Capital Management Inc. (the "Adviser") has agreed that no performance adjustment (positive or negative) will be made to the amount payable to the Adviser from July 1, 2019, through June 30, 2020. Thereafter, the management fee may fluctuate based on the Fund's performance relative to a securities market index. See Fund Management section for a description of the performance adjustment.

(b)The expense information in the table has been restated to reflect current fees.

(c)The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain items such as interest, taxes, and brokerage commissions) do not exceed 0.48% of the Fund Shares, 0.39% of the Institutional Shares, 0.75% of the Adviser Shares, and 0.35% of the R6 Shares, through at least June 30, 2021. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. The amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund's management fee. This agreement may only be terminated by the Fund's Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses remain the same, (3) you redeem all of your shares at the end of the periods shown, and (4) the expense limitation agreement for each class of shares is not continued beyond its expiration date.

	1 Year	3 Years	5 Years	10 Years

Fund Shares	$47	$148	$258	$579

Inst. Shares	$38	$119	$208	$468

Adviser Shares	$77	$260	$472	$1,083

R6 Shares	$36	$135	$257	$613

Portfolio Turnover

The Fund pays transaction costs, including commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance.

For the most recent fiscal year, the Fund's portfolio turnover rate was 9% of the average value of its whole portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund normally invests at least 80% of its assets in government securities, U.S. Treasury bills, notes, and bonds; Treasury Inflation Protected Securities ("TIPS"); mortgage- backed securities ("MBS") backed by the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae"), and the Federal Home Loan Mortgage Corporation ("Freddie Mac"); U.S. government agency collateralized mortgage obligations; securities issued by U.S. government agencies and instrumentalities; and repurchase agreements collateralized by such investments. The securities issued by U.S. government agencies and instrumentalities are supported by the credit of the issuing agency, instrumentality or corporation (which are neither issued nor guaranteed by the U.S. Treasury), including but not limited to, Fannie Mae, Freddie Mac, the Federal Agricultural Mortgage Corporation ("Farmer Mac"), Federal Farm Credit Bank, Federal Home Loan Bank, Private Export Funding Corp ("Pefco"), and the Small Business Administration. The Fund has a target average maturity of 5-10 years. This 80% policy may be changed upon at least 60 days' written notice to shareholders.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund's objective will be achieved. The Fund is actively managed and the investment techniques and risk analyses used by the Fund's manager(s) may not produce the desired results. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.

The Fund is subject to the risk that the value of its investments will fluctuate because of changes in interest rates, changes in supply of and demand for fixed-income securities, or other market factors. If interest rates increase, the yield of the Fund may increase and the market value of the Fund's securities may decline, adversely affecting the Fund's net asset value ("NAV") and total return. If interest rates decrease, the yield of the Fund may decrease. In addition, the market value of the Fund's securities may increase, which may increase the Fund's NAV and total return.

In addition, market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets. Heavy redemptions of fixed-income mutual funds and decreased liquidity of fixed- income securities could hurt the Fund's performance.

The Fund is subject to legislative risk, which is the risk that changes in government policies may affect the value of the investments held by the Fund in ways we cannot anticipate, and that such policies could have an adverse impact on the value of the Fund's investments and the Fund's NAV.

The Fund is subject to prepayment and extension risk. The Fund can invest in mortgage-backed securities. These securities make regularly scheduled payments of principal along with interest payments. In addition, mortgagors generally have the option of paying off their mortgages without penalty at any time. For example, when a mortgaged property is sold, the old mortgage is usually prepaid. Also, when interest rates fall, the mortgagor may refinance the mortgage and prepay the old mortgage. A homeowner's default on the mortgage also may cause a prepayment of the mortgage. This unpredictability of the mortgage's cash flow is called prepayment risk. For the investor, prepayment risk usually means that principal is received at the least opportune time. For example, when interest rates fall, homeowners may find it advantageous to refinance their mortgages and prepay principal. In this case, the investor is forced to reinvest the principal at the current lower rate. On the other hand, when interest rates rise, homeowners generally will not refinance their mortgages and prepayments will fall. This causes the average life of the mortgage to extend and be more sensitive to interest rates, which sometimes is called extension risk. In addition, the amount of principal the investor has to invest in these higher interest rates is reduced.

Credit risk should be low for the Fund because it invests primarily in securities that are considered to be of high quality. However, there is the possibility that an issuer will fail to make timely interest and principal payments on its securities or that negative market perceptions of the issuer's ability to make such payments will cause the price of that security to decline.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The Fund has four classes of shares: Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares. The bar chart provides some indication of the risks of investing in the Fund and illustrates the Fund Shares class's volatility by showing how performance has varied from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the share classes for the periods indicated compared to those of the Fund's benchmark index and an additional index of funds with similar investment objectives. Performance reflects any expense limitations in effect during the periods shown.

Performance data for the classes varies based on differences in their fee and expense structures. Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the Fund's most current performance information, log on to usaa.com or call (800) 235-8396.

RISK/RETURN BAR CHART

Annual Returns for Periods Ended December 31

7%
	5.47% 5.42% 5.96%
6%

5%

						4.17%
4%

3%
				1.96%					1.35%
2%
							0.94%	1.23%		1.04%
1%

0%

-1%

-2%

					-1.69%

-3%
	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018

During the periods shown in the chart:						Returns		Quarter ended

Highest Quarter Return							2.77%	September 30, 2010
Lowest Quarter Return						-2.18%		December 31, 2016
Year-to-Date Return							4.41%	June 30, 2019

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account ("IRA") or 401(k) plan, the after- tax returns shown in the table are not relevant to you. Please note that after-tax returns are shown only for the Fund Shares and may differ for each share class.

AVERAGE ANNUAL TOTAL RETURNS

For Periods Ended December 31, 2018

	Past	Past	Past	Since	Inception
	1 Year	5 Years	10 Years	Inception	Date

Fund Shares

Return Before Taxes	1.04%	1.74%	2.55%

Return After Taxes on Distributions	0.11%	0.75%	1.43%

Return After Taxes on Distributions and Sale of
Fund Shares	0.61%	0.88%	1.51%

Institutional Shares

Return Before Taxes	1.03%	-	-	1.19%	8/7/2015

Adviser Shares

Return Before Taxes	0.65%	1.46%	-	1.42%	8/1/2010

R6 Shares

Return Before Taxes	1.05%	-	-	1.26%	12/1/2016

Indexes

Bloomberg Barclays U.S. Aggregate Government
Intermediate & MBS Index (reflects no deduction
for fees, expenses, or taxes)	1.22%	1.95%	2.48%	1.95%	8/1/2010*

Lipper Intermediate U.S. Government Funds Index
(reflects no deduction for taxes)	0.73%	1.71%	2.63%	1.94%	8/1/2010*

*The performance of the Bloomberg Barclays U.S. Aggregate Government Intermediate & MBS Index and the Lipper Intermediate U.S. Government Funds Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation in performance because of the difference. The average annual total returns for the Bloomberg Barclays U.S. Aggregate Government Intermediate & MBS Index and the Lipper Intermediate U.S. Government Funds Index from August 7, 2015, through December 31, 2018, were 1.36% and 3.66%, respectively. The average annual total returns for the Bloomberg Barclays U.S. Aggregate Government Intermediate & MBS Index and the Lipper Intermediate U.S. Government Funds Index from December 1, 2016, through December 31, 2018, were 1.56% and 1.30%, respectively.

INVESTMENT ADVISER

Effective July 1, 2019, Victory Capital Management Inc. (the "Adviser") serves as the Fund's investment adviser.

The portfolio managers primarily responsible for the day-to-day management of the Fund are members of USAA Investments, A Victory Capital Investment Franchise.

PORTFOLIO MANAGERS

Tenure with
	Title	the Fund

James F. Jackson Jr., Senior Portfolio Manager		Since July 2019
CFA

R. Neal Graves,	Senior Portfolio Manager	Since 2013
CFA, CPA

PURCHASE AND SALE OF SHARES

Fund Shares:

You may purchase or sell Fund Shares any business day through the usaa.com website or by telephone at (800) 235-

8396. You also may purchase or sell Fund Shares through certain other financial intermediaries. If you have opened an account directly with the Fund, you also may purchase and sell Fund Shares by mail at P.O. Box 659453, San Antonio, Texas 78265-9825.

￿Minimum initial purchase: $3,000

￿Minimum subsequent investment: $50

Institutional Shares:

The Institutional Shares are not offered for sale directly to the general public. The minimum initial purchase is $1 million; however, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.

Adviser Shares:

Adviser Shares are available for investment through financial intermediaries. Your ability to purchase, exchange, sell, and transfer shares will be affected by the policies of the financial intermediary through which you do business. The minimum initial purchase is $3,000; however, financial intermediaries may set different investment minimums in certain circumstances.

R6 Shares:

R6 Shares generally are available only through employer- sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. R6 Shares also are available to endowment funds and foundations. There is no minimum initial investment amount or minimum subsequent investment for R6 Shares. Please contact your plan administrator or recordkeeper to purchase or sell (redeem) shares from your retirement plan.

TAX INFORMATION

The Fund intends to make distributions that generally will be taxed to you as ordinary income or long-term capital gains, unless you are a tax-exempt investor or you invest through an IRA, 401(k) plan, or other tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).

PAYMENTS TO BROKER- DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions for investments in all share classes except the R6 Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

9800 Fredericksburg Road San Antonio, TX 78288

98057-1019